UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio		44114-1306

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 689-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 15, 2005, the Registrant conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 2.02.

On April 15, 2005, the Registrant issued a press release announcing its earnings results for the three-month period ended March 31, 2005. This press release, dated April 15, 2005, is attached as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	The Registrant’s April 15, 2005, press release announcing its earnings results for the three-month period ended March 31, 2005.

ANNEX A

First Quarter 2005 Review April 15, 2005 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2005 earnings, anticipated levels of net loan charge-offs and nonperforming assets and anticipated improvement in profitability. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; failure of the economy to continue to improve, which could materially impact credit quality trends and the ability to generate loans; failure to develop, market and deliver products and services and to make technological advances to support products and services; inability to execute strategic initiatives designed to grow revenues and/or manage expenses; inaccurate or erroneous assumptions made in connection with various modeling techniques; consummation of significant business combinations or divestitures; new legal obligations or restrictions or unfavorable resolution of litigation; disruption in the economy or the general business climate as a result of terrorist activities or military actions; and changes in accounting, tax or regulatory practices or requirements.

Strategic Overview Improved financial performance Revenue growth Asset quality improvement Completed sale of prime indirect auto portfolio

Financial Summary - 1Q05 Reported EPS: $0.64 Revenue (TE) up $60 million vs. 1Q04 Stable net interest margin vs. 4Q04 NPLs down $11 million vs. 4Q04

Summary of Operations $ in millions, except per share amounts Adjustments reflect the effects of Key's 4th quarter 2004 sale of its broker-originated home equity loan portfolio held in the Key Home Equity Services division and the reclassification to held-for-sale status of its indirect automobile loan portfolio. TE = Taxable-equivalent adjustment Net interest income (TE) $ 722 $ 708 $ 685 $ 14 $ 37 Noninterest income 454 479 431 (25) 23 Total revenue (TE) 1,176 1,187 1,116 (11) 60 Provision for loan losses 44 -- 81 (44) 37 Noninterest expense 731 729 659 (2) (72) Income before taxes (TE) 401 458 376 (57) 25 Income taxes and TE adjustments 137 168 126 31 (11) Net Income $ 264 $ 290 $ 250 $ (26) $ 14 Diluted earnings per common share $ .64 $ .70 $ .59 $(.06) $ .05 Favorable (Unfav.) 1Q05 4Q04 1Q04 1Q05 vs. Reported Adj. Basis Reported 4Q04 Adj. 1Q04 (1)

Net Interest Margin (TE) 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.0368 0.0368 0.0368 0.0371 0.0363 0.0377 0.0385 0.0398 0.0393 0.0398 0.0399 0.0398 0.0386 0.0385 0.0373 0.0378 0.0374 0.0357 0.0361 0.0364 0.0366 Peer Median S&P Regional & Diversified Bank Indices 0.0407 0.0406 0.0415 0.042 0.0412 0.0394 0.0388 0.0381 0.0362 0.0364 0.0369 0.0357 0.0361 0.0364 KEY Peer Median S&P Regional & Diversified Bank Indices

Average Loans $ in billions $37.2 $37.0 $37.0 $36.9 $36.6 $36.3 $36.4 $37.3 $38.6 $41.2 $44.2 26.3 25.7 25.8 26.1 26.5 26.3 26.4 25.8 25.8 25.5 $24.6 Commercial Consumer 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 C&I Runoff 1 0.8 0.7 0.5 0.4 0.2 RV Runoff 0.74 0.69 0.65 0.4 0.38 0.35 Average Total Loan Growth from Prior Year -0.041 -0.0169 -0.0101 -0.0141 0.0064 -0.0018 -0.0008 0.0012 0.0203 0.0664 0.0959 Consumer Loans 22.9 24 26.3 25.7 25.8 26.1 26.5 26.3 26.4 25.8 25.8 25.5 24.6 Commercial Loans 37.1 37.1 37.2 37 37 36.9 36.6 36.3 36.4 37.3 38.6 41.2 44.2 63.5 63.9 63.5 62.7 62.8 63 63.1 62.6 62.8 63.12 64.4 66.7 68.8 Average Loan Growth from Prior Year

$ in billions Average Core Deposit Growth Now/MMDA $13.3 $15.1 $16.8 $17.7 $18.4 $18.8 $18.9 $19.8 $20.5 $21.6 $21.6 Savings 2.0 2.0 2.0 2.1 2.1 2.1 2.0 2.0 2.0 1.9 2.0 CD's 12.7 12.2 11.8 11.4 11.1 11.0 11.0 10.6 10.3 10.4 10.6 DDA 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11.0 11.3 11.8 11.5 TOTAL $37.2 $39.2 $40.4 $41.3 $42.2 $42.8 $42.6 $43.4 $44.1 $45.7 $45.7 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 dda 8.6 8.7 9.2 9.9 9.8 10.1 10.6 10.9 10.7 11 11.3 11.8 11.5 CD's 13.4 13.1 12.7 12.2 11.8 11.4 11.1 11 11 10.6 10.3 10.4 10.6 Savings 1.9 2 2 2 2 2.1 2.1 2.1 2 2 2 1.9 2 Average Core Deposit Growth from Prior Year 0.0041 0.0504 0.082 0.115 0.1342 0.0893 0.0538 0.0504 0.045 0.0691 0.074 Now & Mmda 13.4 13.2 13.3 15.1 16.8 17.7 18.4 18.8 18.9 19.8 20.5 21.6 21.6 Total 37.3 37 37.2 39.2 40.4 41.3 42.2 42.8 42.6 43.4 44.1 45.7 45.7 Average Core Deposit Growth from Prior Year

Noninterest Income 4Q04 Adj. $479 Noninterest Income 1Q05 vs. 4Q04 Adj. Noninterest Income 1Q05 $454 $ in millions Gain on sale of prime indirect auto portfolio Derivative income - indirect auto portfolio Other investment banking & capital markets Other net gains from securitizations & sales Letter of credit and loan fees Service charges TOTAL 19 11 (21) (17) (10) (7) (25)

Noninterest Expense 4Q04 Adj. $729 Noninterest Expense 1Q05 vs. 4Q04 Accounting adj. for operating leases Contributions Incentive compensation All other - net TOTAL Noninterest Expense 1Q05 $731 $ in millions 30 17 (33) (12) 2

2000 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.0063 0.0066 0.0102 0.0104 0.0137 0.0132 0.0127 0.0116 0.0118 0.0104 0.009 0.0077 0.0078 0.0071 0.0067 0.0047 0.0083 0.0032 0.0035 Peer Median S&P Regional & Diversified Bank Indices 0.0062 0.0067 0.0064 0.0077 0.0062 0.0057 0.0057 0.006 0.0051 0.0058 0.0037 0.0032 0.0032 0.0034 Net Charge-Offs to Average Loans (1) Continuing Portfolio (1)

NPAs to Loans and OREO 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.0074 0.0078 0.0088 0.0093 0.01 0.011 0.0123 0.0141 0.0149 0.0158 0.0156 0.0161 0.0159 0.0154 0.0142 0.0137 0.012 0.0107 0.0084 0.0071 0.0055 0.0054 Peer Median S&P Regional & Diversified Bank Indices 0.0096 0.0096 0.0099 0.01 0.0096 0.0085 0.0087 0.0081 0.0074 0.0073 0.0064 0.0057 0.0053 0.005 KEY Peer Median S&P Regional & Diversified Bank Indices

Allowance to Total Loans 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.0153 0.0149 0.0151 0.015 0.0149 0.0185 0.0182 0.0265 0.0251 0.0241 0.0237 0.0232 0.0227 0.0222 0.0224 0.0224 0.0209 0.0199 0.0193 0.0166 0.0165 Peer Median S&P Regional & Diversified Bank Indices 0.0146 0.0148 0.0148 0.0146 0.0146 0.0146 0.0148 0.0147 0.0145 0.0146 0.01391 0.0137 0.0133 0.0121 KEY Peer Median S&P Regional & Diversified Bank Indices

1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 2.0698 1.7963 1.6909 1.54 1.4039 1.5445 1.3266 1.8429 1.6516 1.6082 1.5086 1.5398 1.5719 1.68 1.77 2.03 2.22 2.81 3.21 3.6 3.7 Peer Median S&P Regional & Diversified Bank Indices 1.9011 1.9939 1.8636 2.0114 2.0021 2.0677 1.9863 2.02 2.2 2.45 2.62 2.85 3.16 3.14 Allowance to NPL KEY Peer Median S&P Regional & Diversified Bank Indices

Tangible Equity to Tangible Assets 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.0616 0.0612 0.061 0.0612 0.0629 0.0625 0.0651 0.0629 0.0657 0.0669 0.0671 0.0673 0.0671 0.069 0.0694 0.0694 0.0698 0.0664 0.0657 0.0635 0.0644 Peer Median S&P Regional & Diversified Bank Indices 0.068 0.0629 0.0664 0.068 0.0659 0.0656 0.0673 0.0655 0.0678 0.0678 0.0678 0.0649 0.0647 0.0626 KEY Peer Median S&P Regional & Diversified Bank Indices

Earning asset/Loan Growth Net interest margin Asset quality Expenses EPS Ranges - 2Q05: $0.62 to $0.66 2005 F.Y.: $2.55 to $2.65 KeyCorp Outlook

Appendix

Financial Summary Consumer Banking Total revenue (TE) $727 $690 $717 5.4% 1.4% Provision for loan losses 39 9 61 333.3 (36.1) Noninterest expense 478 554 457 (13.7) 4.6 Net income 131 59 124 122.0 5.6 Percent of consolidated net income 50% 28% 50% N/A N/A Average loans $33,358 $34,069 $34,134 (2.1) (2.3) Average deposits 41,063 40,925 38,929 .3 5.5 ROE 21.26% 9.10% 19.98% N/A N/A $ in millions Percent Change 1Q05 4Q04 1Q04 1Q05 vs 4Q04 1Q05 vs 1Q04

Line of Business Summary Consumer Banking Community Banking Total revenue (TE) $555 $581 $549 (4.5)% 1.1 % Net income 88 97 92 (9.3) (4.3) Average loans 19,939 20,118 19,212 ( .9) 3.8 Average deposits 40,661 40,518 38,560 .4 5.4 ROE 23.28% 25.03% 26.39 % N/A N/A Consumer Finance Total revenue (TE) $172 $109 $168 57.8% 2.4 % Net income/loss 43 (38) 32 N/M 34.4 Average loans 13,419 13,951 14,922 (3.8) (10.1) Average deposits 402 407 369 (1.2) 8.9 ROE N/A N/A Percent Change 1Q05 4Q04 1Q04 1Q05 vs 4Q04 1Q05 vs 1Q04 $ in millions 18.05% (14.59)% 11.76%

Financial Summary Corporate and Investment Banking Total revenue (TE) $454 $482 $407 (5.8)% 11.5 % Provision for loan losses 5 (30) 20 N/M (75.0) Noninterest expense 212 229 197 (7.4) 7.6 Net income 148 177 119 (16.4) 24.4 Percent of consolidated net income 56% 83% 48% N/A N/A Average loans $34,920 $32,005 $27,964 9.1% 24.9 % Average deposits 8,781 8,793 7,478 ( .1) 17.4 ROE 17.00% 21.77% 15.11% N/A N/A Percent Change 1Q05 4Q04 1Q04 1Q05 vs 4Q04 1Q05 vs 1Q04 $ in millions

Line of Business Summary Corporate Banking Total revenue (TE) $250 $265 $242 (5.7)% 3.3 % Net income 76 91 59 (16.5) 28.8 Average loans 15,301 14,058 12,976 8.8 17.9 Average deposits 7,256 7,266 6,337 ( .1) 14.5 ROE 18.04% 21.21% 13.53 % N/A N/A KeyBank Real Estate Capital Total revenue (TE) $104 $133 $88 (21.8)% 18.2 % Net income 35 55 30 (36.4) 16.7 Average loans 10,119 9,570 7,624 5.7 32.7 Average deposits 1,514 1,520 1,127 ( .4) 34.3 ROE 13.22% 21.60% 13.04 % N/A N/A Key Equipment Finance Total revenue (TE) $100 $84 $77 19.0% 29.9% Net income 37 31 30 19.4 23.3 Average loans 9,500 8,377 7,364 13.4 29.0 Average deposits 11 7 14 57.1 (21.4) ROE 20.06% 23.99% 24.67 % N/A N/A Percent Change 1Q05 4Q04 1Q04 1Q05 vs 4Q04 1Q05 vs 1Q04 $ in millions Corporate and Investment Banking

22

Net Charge-Offs to Average Loans

by Loan Type

Commercial


0.74%
0.59%
0.55%
0.37%
0.32%
0.27%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05

Consumer


0.83%
0.88%
0.83%
0.62%
1.67%
0.40% (1)
0.41%
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05

(1) Continuing Portfolio

4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 KEY 0.44 0.451 0.461 0.444 0.434 0.424 0.415 0.396 0.388 0.39 0.375 0.367 0.376 0.384 Commercial Loans - Utilization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: April 15, 2005	/s/ Lee Irving

	By:	Lee Irving
Executive Vice President
and Chief Accounting Officer